Shareholder Agent

PROSPECTUS

February 28, 1997

Portico Money Market Fund

Portico U.S. Government Money Market Fund

Portico Funds (Investment Portfolios Offered by Portico Funds,
Inc.)



Portico Funds, Inc. is a family of sixteen mutual funds that offer a variety of investment objectives designed to meet the needs of individual and institutional investors. This Prospectus describes four separate money market funds (the "Funds") that are designed to meet the cash management and investment needs of investors. Portico Funds also offers retail and institutional shares of bond and equity funds, which are described in separate prospectuses.


An investment in the Money Market Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.


Money Market Fund

The Money Market Fund seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in a broad range of government, bank and commercial money market instruments.


U.S. Treasury Money Market Fund

The U.S. Treasury Money Market Fund seeks to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund pursues its objective by investing in obligations issued or guaranteed as to principal and interest by the U.S. Treasury, the interest income from which is exempt from state income taxation.


U.S. Government Money Market Fund

The U.S. Government Money Market Fund seeks to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The Fund attempts to attain its objective by investing in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements relating to such obligations, irrespective of state income tax considerations.


Tax-Exempt Money Market Fund

The Tax-Exempt Money Market Fund seeks to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund invests primarily in short-term debt obligations issued by state and local governments.



Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to each Fund and the Funds are sponsored by B.C. Ziegler and Company (the "Distributor"). Shareowner Organizations may perform shareowner servicing and provide assistance in connection with the distribution of the Funds' shares and receive fees from the Funds for their services. (See "Management of the Funds.") This Prospectus sets forth concisely the information about the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011, or by calling 1-800-982-8909 or
414-287-3710 (Milwaukee area). The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.


SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


February 28, 1997


Table of Contents

Expense Summary 3
Financial Highlights    4
Investment Objectives and Policies      6
Other Investment Information    10
Purchase of Shares      10
Redemption of Shares    12
Shareowner Services     14
Dividends and Distributions     15
Management of the Funds 16
Investment Limitations  18
Taxes   18
Description of Shares   20
Net Asset Value and Days of Operation   20
Yield   21


EXPENSE SUMMARY

Below is a summary of the shareowner transaction expenses and the annual operating expenses incurred by the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, and Tax-Exempt Money Market Funds during the fiscal year ended October 31, 1996. An example based on the summary is also shown.

                                     U.S. Treasury  U.S. Government  Tax-Exempt
                       Money Market   Money Market   Money Market   Money Market
                          Fund             Fund           Fund          Fund

Shareowner Transaction Expenses

Maximum sales charge
imposed on purchases      None              None           None           None

Maximum sales charge on
reinvested dividends      None              None           None           None

Deferred sales charge     None              None           None           None

Redemption fees           None1             None1          None1          None1

Exchange fees             None              None           None           None



Annual Fund Operating Expenses
(as a percentage of average net assets)

Advisory fees after
fee waivers2              0.36%             0.37%          0.46%          0.39%

12b-1 fees                0.02%             0.00%          0.00%          0.00%

Shareowner servicing
fees3                     0.00%             0.00%          0.00%          0.00%

Other expenses
after fee waivers4        0.22%             0.23%          0.14%          0.21%

Total fund operating
expenses after
fee waivers5              0.60%             0.60%          0.60%          0.60%


1 A fee of $12.00 is charged for each wire redemption. See "Redemption of Shares."
2 The Adviser has voluntarily agreed to waive a portion of its fees to the extent that each Fund's total ordinary operating expenses exceed 0.60% during the current fiscal year. Absent such waivers, advisory fees would be 0.50% for each Fund. See "Management of the Funds" in this Prospectus for a more complete description and the Funds' financial statements for the fiscal year ended October 31, 1996 incorporated into the Statement of Additional Information.
3 The total of all 12b-1 fees and Shareowner Servicing Fees paid by a Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. Only the Money Market Fund intends to pay 12b-1 fees for the current year.
4 Absent voluntary administrative fee waivers, other expenses would have been 0.29%, 0.30%, 0.21% and 0.28% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market, and Tax-Exempt Money Market Funds, respectively.
5 Absent fee waivers, total operating expenses would have been 0.81%, 0.80%, 0.71% and 0.78% for the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds, respectively.


EXPENSE SUMMARY

Example You would pay the following expenses on a $1,000 investment in any one of the Funds, assuming (1) a 5% annual return and (2) redemption of your investment at the end of each time period:

          1 Year       3 Years     5 Years        10 Years
           $6            $19         $33            $75

The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear directly or indirectly. In addition, Shareowner Organizations may charge fees for providing services in connection with their clients' investments in a Fund's shares.

The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.


Understanding Expenses: Operating a mutual fund involves a variety of expenses for portfolio management, shareowner statements and reports, and other services. These costs are paid from the Fund's assets and their effect, except for any fees charged directly by a Shareowner Organization to its customers, are factored into any quoted share price or return.



FINANCIAL HIGHLIGHTS

The financial highlights for each of the periods presented have been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareowners for the fiscal year ended October 31, 1996, is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the financial statements and related notes also incorporated by reference into the Statement of Additional Information. You may obtain the Statement of Additional Information and the annual report to shareowners, which contains additional performance information, free of charge by calling Portico Investor Services at 1-800-982-8909 or writing 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.



                 Net Asset Value,    Net       Dividends from     Net Asset
                    Beginning     Investment   Net Investment       Value,
                    of Period      Income         Income        End of Period
MONEY MARKET FUND
March 16, 19881 through
October 31, 1988      $1.00        $0.05         $(0.05)            $1.00

Year Ended October 31,
1989                   1.00         0.08          (0.08)             1.00

Year Ended October 31,
1990                   1.00         0.08          (0.08)             1.00

Year Ended October 31,
1991                   1.00         0.06          (0.06)             1.00

Year Ended October 31,
19922                  1.00         0.04          (0.04)             1.00

Year Ended October 31,
1993                   1.00         0.03          (0.03)             1.00

Year Ended October 31,
1994                   1.00         0.03          (0.03)             1.00

Year Ended October 31,
1995                   1.00         0.05          (0.05)             1.00

Year Ended October 31,
1996                   1.00         0.05          (0.05)             1.00



U.S. TREASURY MONEY MARKET FUND

April 29, 19911 through
October 31, 1991       1.00         0.03          (0.03)             1.00

Year Ended October 31,
19922                  1.00         0.04          (0.04)             1.00

Year Ended October 31,
1993                   1.00         0.03          (0.03)             1.00

Year Ended October 31,
1994                   1.00         0.03          (0.03)             1.00

Year Ended October 31,
1995                   1.00         0.05          (0.05)             1.00

Year Ended October 31,
1996                   1.00         0.05          (0.05)             1.00



U.S. GOVERNMENT MONEY MARKET FUND

August 1, 19881 through
October 31, 1988       1.00         0.02          (0.02)             1.00

Year Ended October 31,
1989                   1.00         0.08          (0.08)             1.00

Year Ended October 31,
1990                   1.00         0.08          (0.08)             1.00

Year Ended October 31,
1991                   1.00         0.06          (0.06)             1.00

Year Ended October 31,
19922                  1.00         0.04          (0.04)             1.00

Year Ended October 31,
1993                   1.00         0.03          (0.03)             1.00

Year Ended October 31,
1994                   1.00         0.03          (0.03)             1.00

Year Ended October 31,
1995                   1.00         0.05          (0.05)             1.00

Year Ended October 31,
1996                   1.00         0.05          (0.05)             1.00



TAX-EXEMPT MONEY MARKET FUND

June 27, 19881 through
October 31, 1988       1.00         0.02          (0.02)             1.00

Year Ended October 31,
1989                   1.00         0.06          (0.06)             1.00

Year Ended October 31,
1990                   1.00         0.05          (0.05)             1.00

Year Ended October 31,
1991                   1.00         0.04          (0.04)             1.00

Year Ended October 31,
19922                  1.00         0.03          (0.03)             1.00

Year Ended October 31,
1993                   1.00         0.02          (0.02)             1.00

Year Ended October 31,
1994                   1.00         0.02          (0.02)             1.00

Year Ended October 31,
1995                   1.00         0.03          (0.03)             1.00

Year Ended October 31,
1996                   1.00         0.03          (0.03)             1.00



Supplemental Data and Ratios

                  Net Assets,     Ratio of Net      Ratio of Net
                 End of Period    Expenses to     Investment Income   Total
                    (000s) Avg. Net Assets to Avg. Net Assets Return MONEY MARKET FUND
March 16,19881 through
October 31, 1988  $100,373         0.44%3,4           7.35%3,4        4.63%5

Year Ended October 31,
1989               201,097         0.60%4             8.66%4          9.01%

Year Ended October 31,
1990               762,170         0.51%4             7.81%4          8.14%

Year Ended October 31,
1991               628,697         0.50%4             6.28%4          6.39%

Year Ended October 31,
19922              146,012         0.58%4             3.84%4          3.73%

Year Ended October 31,
1993               132,568         0.60%4             2.67%4          2.71%

Year Ended October 31,
1994               165,018         0.60%4             3.44%4          3.42%

Year Ended October 31,
1995               172,261         0.60%4             5.36%4          5.51%

Year Ended October 31,
1996               224,036         0.60%4             4.94%4          5.06%



U.S. TREASURY MONEY MARKET FUND

April 29,19911 through
October 31, 1991    36,267         0.52%6,7           5.23%6,7        2.69%8

Year Ended October 31,
19922               37,342         0.60%7             3.42%7          3.48%

Year Ended October 31,
1993                40,744         0.60%7             2.55%7          2.59%

Year Ended October 31,
1994                56,020         0.60%7             3.14%7          3.20%

Year Ended October 31,
1995                64,655         0.60%7             5.04%7          5.16%

Year Ended October 31,
1996                53,430         0.60%7             4.70%7          4.80%



U.S. GOVERNMENT MONEY MARKET FUND

August 1,19881 through
October 31, 1988    49,069         0.50%3,9           7.56%3,9        1.91%5

Year Ended October 31,
1989               101,497         0.61%9             8.43%9          8.72%

Year Ended October 31,
1990               153,480         0.60%9             7.55%9          7.84%

Year Ended October 31,
1991               237,752         0.60%9             5.80%9          6.02%

Year Ended October 31,
19922              221,521         0.60%9             3.56%9          3.60%

Year Ended October 31,
1993               203,165         0.60%9             2.59%9          2.63%

Year Ended October 31,
1994               183,591         0.60%9             3.29%9          3.35%

Year Ended October 31,
1995               163,068         0.60%9             5.24%9          5.37%

Year Ended October 31,
1996               198,334         0.60%9             4.84%9          4.96%



TAX-EXEMPT MONEY MARKET FUND

June 27,19881 through
October 31, 1988    10,838         0.52%3,10          5.10%3,10       1.78%5

Year Ended October 31,
1989                18,429         0.60%10            5.82%10         5.99%

Year Ended October 31,
1990                16,424         0.64%10            5.38%10         5.51%

Year Ended October 31,
1991                29,714         0.63%10            4.34%10         4.49%

Year Ended October 31,
19922               74,343         0.60%10            2.83%10         2.91%

Year Ended October 31,
1993                73,621         0.60%10            2.12%10         2.17%

Year Ended October 31,
1994                70,436         0.60%10            2.23%10         2.25%

Year Ended October 31,
1995                84,084         0.60%10            3.36%10         3.42%

Year Ended October 31,
1996                79,328         0.60%10            3.09%10         3.13%


Notes
1  Commencement of operations.
2 Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company, an affliate of FIRMCO.
3  Annualized for the period ended October 31, 1988.
4 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990,
   1989 and the period ended October 31, 1988 would have been 0.81%, 0.90%, 0.93%, 0.99%, 0.96%, 0.94%, 0.94%, 1.01% and 0.89%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 4.73%, 5.06%, 3.11%, 2.28%, 3.46%,
   5.84%, 7.38%, 8.25% and 6.90%, respectively.
5  Not annualized for the period ended October 31, 1988.
6  Annualized for the period ended October 31, 1991.
7 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992 and the period ended October 31, 1991 would have been 0.80%, 0.83%, 0.94%, 0.93%, 1.01% and
   1.10%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992 and the period ended October 31, 1991 would have been 4.50%, 4.81%, 2.80%, 2.22%, 3.01% and 4.65%, respectively.
8  Not annualized for the period ended October 31, 1991.
9 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990,
   1989 and the period ended October 31, 1988 would have been 0.71%, 0.75%, 0.88%, 0.93%, 0.94%, 0.95%, 1.01%, 1.06% and 0.86%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 4.73%, 5.09%, 3.01%, 2.26%, 3.22%,
   5.45%, 7.14%, 7.98% and 7.20%, respectively.
10 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990,
   1989 and the period ended October 31, 1988 would have been 0.78%, 0.84%, 0.93%, 0.98%, 1.05%, 1.08%, 1.26%, 1.30% and 1.30%, respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and the period ended October 31, 1988 would have been 2.91%, 3.12%, 1.90%, 1.74%, 2.38%,
   3.89%, 4.76%, 5.12% and 4.32%, respectively.




INVESTMENT OBJECTIVES AND POLICIES


The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of the Portico Funds. You are reminded that there are risks in an investment in the Funds and there can be no assurance that each Fund's investment objective will be attained. An investor should not consider an investment in any individual Fund to be a complete investment program.


Money Market Fund

The investment objective of the Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing its investment objective, the Fund will invest, during normal market conditions, at least 80% of its assets in debt obligations with remaining maturities of thirteen months or less as determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). The Fund may purchase a broad range of government, bank and commercial obligations that are available in the money markets.

The Money Market Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors (the "Board of Directors") of Portico Funds, Inc. ("Portico" or the "Company"). First Tier Eligible Securities consist of (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which the Fund invests.

The Money Market Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the value of the Fund's total assets at the time of investment. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Money Market Fund may purchase commercial paper, including asset-backed commercial paper, and corporate bonds with remaining maturities of thirteen months or less which meet the Fund's quality requirements set forth above.

The Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes.

The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

The Money Market Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Money Market Fund will be regarded as illiquid.

The Money Market Fund may agree to purchase U.S. Government obligations from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year. The Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund may also purchase stripped U.S. Government Obligations and Government-backed trusts. For further discussion of U.S. Government securities, see "U.S. Treasury Money Market Fund and U.S. Government Money Market Fund."

The Money Market Fund may acquire certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the instrument to present minimal credit risks. Such instruments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


U.S. Treasury Money Market Fund and U.S. Government Money Market Fund

The investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The Fund seeks to achieve its objective by investing in securities with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed as to principal and interest by the U.S. Treasury (bills, certificates of indebtedness, notes and bonds). However, under extraordinary circumstances, such as when U.S. Treasury securities are unavailable, the Fund may temporarily hold cash.

The investment objective of the U.S. Government Money Market Fund is to seek to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The Fund seeks to achieve its objective by investing primarily in obligations with remaining maturities of thirteen months or less (as determined in accordance with SEC rules) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions the Fund intends to invest at least 65% of its total assets in U.S. Government obligations. Such U.S. Government obligations may include Treasury bills, certificates of indebtedness, notes and bonds, as well as issues of agencies and instrumentalities of the U.S. Government, including obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation and Tennessee Valley Authority.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

To the extent consistent with their respective investment objectives, each Fund (except for the U.S. Treasury Money Market Fund) may purchase participation in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury Receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. The SEC staff believes that participation in CATs and TIGRs and other similar trusts are not U.S. Government securities. These participations are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Government Money Market Fund may also invest in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

The U.S. Treasury Money Market Fund and U.S. Government Money Market Fund may enter into repurchase agreements with financial institutions. See "Money Market Fund" above for a discussion of repurchase agreements.

Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. Government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. Government obligations that have stated maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.


Tax-Exempt Money Market Fund

The investment objective of the Tax-Exempt Money Market Fund is to seek to provide a high level of current income that is exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. In pursuing this investment objective, the Fund invests in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political sub-divisions ("Municipal Obligations") which meet the Fund's quality requirements set forth below. During normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations with remaining maturities of thirteen months or less as determined in accordance with SEC rules. The Tax-Exempt Money Market Fund will purchase only Municipal Obligations that are First Tier Eligible Securities as defined above under "Money Market Fund."

Municipal Obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. (See "Money Market Fund" above.)

Municipal Obligations purchased by the Tax-Exempt Money Market Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund+s Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and may re-sell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money Market Fund may hold uninvested cash reserves or invest in short-term taxable money market obligations that are permissible investments for the Money Market Fund, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal market conditions 20% of the Fund's total assets at the time of purchase.

The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are "General Obligation" securities and "Revenue" securities. General Obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Tax-Exempt Money Market Fund may also acquire "Moral Obligation" securities, which are normally issued by special purpose public authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issue.

The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place beyond the normal settlement date, permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund expects that its when-issued purchases and forward commitments will not exceed 25% of the value of its assets absent unusual market conditions, and that a forward commitment or commitment to purchase when-issued securities will not exceed forty-five days. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Portico nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.



OTHER INVESTMENT INFORMATION


Restricted Securities. No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days, and securities that are not registered under the Securities Act of 1933 (the "Act") but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless such securities are variable amount master demand notes with maturities of nine months or less, privately placed commercial paper, or the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors determines that a liquid trading market exists).

Securities of Other Investment Companies. In connection with the management of their daily cash positions, each Fund may invest in securities issued by other investment companies with investment objectives and policies similar to their own which invest in First Tier Eligible Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

Securities Lending. Although authorized to do so, the Funds do not presently intend to lend portfolio securities.



PURCHASE OF SHARES

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

The minimum initial and subsequent investment for shares in a Fund is $1,000; with the exception of IRAs, which have a minimum initial investment of $100.
The minimum initial investment will be waived if you participate in the Periodic Investment Plan. The Funds reserve the right to close your account if the value is less than $1,000 ($100 for IRAs) and you are not currently participating in the Periodic Investment Plan. For additional information on involuntary redemptions, see "Other Redemption Information" below. The $1,000 minimum account balance applies only to accounts opened with Portico on or after February 28, 1997. Accounts opened with Portico on or before February 27, 1997 must maintain a required minimum balance of $50.

Purchase Orders. Investors may purchase shares of the Funds through registered representatives of Elan Investment Services, Inc. ("Elan") located at Firstar Banks ("Firstar Investment Offices"), directly with the Funds' transfer agent, or through organizations that have entered into distribution or servicing agreements with the Funds (including Elan, "Shareowner Organizations"). For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below. All checks must be drawn on a bank located within the United States and must be payable in U.S. Dollars. Subsequent investments in an existing account in a Fund may be made at any time by sending to the address below a check or money order payable to the Fund in which the investment is being made as shown above, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.


Purchase Orders Placed Through Registered Representatives

To Open An Account In Person: Complete an application at a Firstar Investment
                              Office. Call 1-800-982-8909 for the office nearest you.

                   By Phone: Call your registered representative or call
                             1-800-982-8909 for the office nearest you.

                   Automatically: Call your registered representative to obtain a purchase application which includes
                                  information for a Periodic Investment Plan.

To Add to an Account In Person: Bring your check to a Firstar Investment Office.
                                Call 1-800-982-8909 for the office nearest you.

                     By Phone: Call your registered representative or call
                               1-800-982-8909 for the office nearest you.

                     Automatically: Complete a Periodic Investment Plan
                                    Application to automatically purchase
                                    more shares.


Purchase Orders Placed Through the Transfer Agent

To Open An Account By Mail: Complete an application and mail it along with a check payable to Portico Funds, P.O. Box 3011, Milwaukee, WI 53201-3011.

                   Overnight Delivery: Complete an application and deliver it along with a check payable to Portico
                                       Funds, 615 East Michigan St., Milwaukee,
                                       WI 53202.

                   In Person: Bring your application and check to a Firstar
                              Investment Office. Call 1-800-982-8909 for the office nearest you.

                   Automatically: Call 1-800-982-8909 to obtain a purchase
                                  application which includes information for a Periodic Investment Plan.

                   By Wire: Call 1-800-228-1024 to arrange a wire transaction.
                            Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
                            Firstar Bank Milwaukee, N.A. ABA # 0750-00022 Account # 112-952-137 for further credit to [name of Fund] [the name/title on the account].

                   By Phone: Call 1-800-228-1024 to exchange from another
                             Portico Fund account with the same registration including name, address and taxpayer ID number.


To Add to an Account By Mail: Make your check payable to Portico Funds. Please include your account number on your check and mail it to the address on your statement.

                     Overnight Delivery: Make your check payable to Portico
                                         Funds. Please include your account
                                         number on your check and deliver it to
                                         Portico Funds, 615 East Michigan St.,
                                         Milwaukee, WI 53202.

                     In Person: Bring your check to a Firstar Investment Office.
                                Call 1-800-982-8909 for the office nearest you.

                     Automatically: Complete a Periodic Investment Plan
                                    Application to automatically purchase more shares. Or: Open a ConvertiFund account to automatically invest proceeds from one account to another account of the Portico family of funds.

                     By Wire: Call 1-800-228-1024 to arrange a wire transaction.
                              Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
                              Firstar Bank Milwaukee, N.A. ABA # 0750-00022 Account # 112-952-137 for further credit to [name of Fund] [the name/title on the account]. Please include your account number.

                     By Phone: Call 1-800-228-1024 to exchange from another
                               Portico Fund account with the same registration including name, address and taxpayer ID number.

Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the respective Fund. Redemptions will not be paid until the completed application has been received by the transfer agent.

Purchase orders received by the transfer agent in proper form (as described above) before 11:30 AM Central Time on a business day will be executed at that time, provided the securities dealer or financial institution placing the order undertakes to pay for its order in immediately available funds wired to the transfer agent by the close of business the same day, or in the case of orders placed by other investors, payment in such form and by such time is guaranteed by a creditworthy financial institution at the time the order is placed. Purchase orders that are received before 11:30 AM Central Time on a business day when payment is made in any form other than by a same day wire of immediately available funds, as well as orders received after 11:30 AM Central Time and before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 PM Central Time, will be executed as of the close of regular trading hours on the Exchange. In addition, purchase orders received by the transfer agent before the close of regular trading hours on the Exchange on a business day will be executed as of the determination of net asset value on that day if the purchase price is payable to the Fund on the next business day out of the proceeds from the investor's redemption of shares in certain other investment companies for which Firstar Trust Company serves as transfer agent and/or custodian. For information concerning this procedure, call Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area). Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.


The Funds will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

Certificates for shares will be issued only upon shareowner request. The Funds reserve the right to reject any purchase order. Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund. For further information see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


REDEMPTION OF SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent. If a redemption order is received by phone (as described below) before 11:30 AM Central Time on a business day, Fund shares will be redeemed as of the determination of net asset value at 11:30 AM Central Time. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 PM Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value at 3:00 PM. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.


Redemption Orders Through the Transfer Agent

By Phone: Call 1-800-228-1024 with your account name, account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareowner's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if established on the account application and if there has been no change of address by telephone within the preceding 15 days.)

By Mail, Overnight Delivery or In Person: Mail your instructions to the Portico
                                          Funds, P.O. Box 3011, Milwaukee, WI
                                          53201-3011, or deliver them (via
                                          overnight delivery or in person) to
                                          Portico Investor Services at 615 E.
                                          Michigan Street, Milwaukee, WI 53202.
                                          Include the number of shares or the
                                          amount to be redeemed, your
                                          shareowner account number and Social
                                          Security number or other taxpayer
                                          identification number. Your
                                          instructions must be signed by all
                                          persons required to sign for
                                          transactions exactly as their names
                                          appear on the account. If the
                                          redemption amount exceeds $50,000, or
                                          if the proceeds are to be sent
                                          elsewhere than the address of record,
                                          or the address of record has been
                                          changed by telephone within the
                                          preceding 15 days, each signature must
                                          be guaranteed in writing by either a
                                          commercial bank that is a member of
                                          the FDIC, a trust company, a credit
                                          union, a savings association, a member
                                          firm of a national securities exchange
                                          or other eligible guarantor
                                          institution.
Automatically: Call 1-800-982-8909 for a Systematic Withdrawal Plan application
               ($15,000 account minimum and $100 minimum per transaction).


Redemption Orders Placed Through a Registered Representative

By Phone: Call your registered representative at 1-800-982-8909.

By Mail, Overnight Delivery or In Person: Mail your instructions to the Portico
                                          Funds, P.O. Box 3011, Milwaukee, WI
                                          53201-3011, or deliver them to 615 E.
                                          Michigan Street, Milwaukee, WI 53202,
                                          or bring your instructions to your
                                          registered representative's office.

Automatically: Call your registered representative to establish a Systematic
               Withdrawal Plan.

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent. The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by a Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

Check Redemption. An investor may request on the Purchase Application or by later written request that a Fund provide Redemption Checks ("Checks") drawn on the Fund in which the investor has made an investment. Checks will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Any checks drawn on a joint account will only require one signature. Dividends are earned until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the particular Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks written against shares purchased by check during the previous 12 days will be returned unpaid due to uncollected funds. Checks will not be returned to shareowners after clearance. There is no charge to the investor for the use of the Checks; however, the transfer agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result. Checks are not available for IRAs or other retirement plans for which Firstar acts as custodian.

Other Redemption Information. The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. This procedure does not apply to shares purchased by wire payment. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor must have filed a Purchase Application before any redemption requests can be paid.

The Funds impose no charge when shares are redeemed and reserve the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000. A Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).


SHAREOWNER SERVICES

The services and privileges described below are available to shareowners of the Funds. These may be modified or terminated at any time upon notice to shareowners.

Shareowner Reports. Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Funds' fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of a shareowner report will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of a shareowner report to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above. In addition, account statements will be mailed to shareowners monthly, summarizing all transactions, including purchases, reinvestment of dividends and redemptions.

Automated Teleresponse Service. Shareowners using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareowners may choose to use the automated information feature, or during regular business hours (8:00 AM to 7:00 PM Central Time, Monday through Friday), speak with a Portico Investor Services representative.

The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

1. Determine closing prices for each Fund.
2. Learn how the price of a Fund has changed from the previous day.
3. Hear daily yields for Portico money market funds.

Money market funds yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a Fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a Fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.

To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareowners may press "0."

For total return information, shareowners must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

Telephone Exchange Privilege. If shares may be legally sold in the state of the investor's residence, shareowners are generally permitted to exchange their shares in a Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

Portico reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser or agent who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareowner, broker, investment adviser or agent based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser or agent has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico, however, reserves the right to impose a charge in the future.

In order to request an exchange by telephone, a shareowner must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the addresses listed above under "Redemption of Shares."

The Funds reserve the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Funds and their transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

Retirement Plans. The Funds offer individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


DIVIDENDS AND DISTRIBUTIONS

Shareowners of each Fund are entitled to dividends and distributions arising only from the net income, including net realized gains and losses, if any, earned on the investments held by the particular Fund. Each Fund's net income is declared as a dividend on each business day on the shares that are outstanding immediately after 11:30 AM (Central Time) on the declaration date. Dividends and distributions are automatically reinvested in additional shares of the Fund on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the transfer agent or a registered representative that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends or distributions will be paid by check unless the transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner+s bank account. Cash dividends and distributions will be paid within five business days after the end of the month or within five business days after a redemption of all of a shareowner's shares of a Fund. The Funds do not expect to realize net long-term capital gains. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


MANAGEMENT OF THE FUNDS

The business and affairs of the Funds are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

Advisory Services. FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue,
8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $19.5 billion in assets under active management, of which $11.6 billion is invested in fixed-income and money market securities and $7.9 billion in equity securities.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser, to take into account the sale of Fund Shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

For the services provided and expenses assumed as investment adviser, the Adviser is entitled to receive from each Fund a fee, calculated daily and payable monthly, at the annual rate of 0.50% of the first $2 billion of each Fund's average daily net assets, plus 0.40% on average daily net assets over $2 billion. The Adviser earned fees, net of waivers, for the fiscal year ended October 31, 1996, at the annual rate of 0.36% for the Money Market Fund, 0.37 % for the U.S. Treasury Fund, 0.46% for the U.S. Government Fund, and 0.39% for the Tax-Exempt Money Market Fund.

The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by a Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

Administrative Services. Firstar Trust Company ("Firstar Trust") and B.C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner Organizations; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist in the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion. For the fiscal year ended
October 31, 1996, the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund accrued administrative fees, after waivers, at the effective annual rates of 0.05% of their average net assets.

Shareowner Organizations. Portico may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Funds. Under the Service Agreements, shareowner support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Fund shares; and providing sub-accounting with respect to Fund shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers in connection with the distribution of Fund shares. For their services, Shareowner Organizations may be entitled to receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. For the fiscal year ended October 31, 1996, Shareowner Organizations received fees pursuant to such agreements at the effective annualized rates of 0.02%, 0%, 0%
and 0% of the average net assets of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively.

Under the terms of their agreements with Portico, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Portico. In addition, investors should contact their Shareowner Organizations with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Fund shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareowner Organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Funds, no payments are made to their Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.


Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent

Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency and accounting services for the Funds. For the fiscal year ended October 31, 1996, total custodial, transfer agency, dividend disbursing agency and accounting services fees earned by Firstar Trust were approximately 0.12%, 0.10%, 0.06% and 0.09% of the Money Market, U.S. Treasury Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds' average net assets, respectively. Additional information regarding the fees payable by the Funds to Firstar Trust for these services is provided in the Statement of Additional Information.

Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.



INVESTMENT LIMITATIONS

Except for the limitations detailed below, the investment objective and policies of each Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of a Fund's outstanding shares. If there is a change in a Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of each Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

No Fund may:
1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.
2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.
3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.
4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

In addition, the Tax-Exempt Money Market Fund may not:
5. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

With respect to Investment Limitation No. 1, in accordance with current SEC regulations, the Money Market Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings exceed the limit stated above, a Fund will promptly reduce such amount.



TAXES

Federal

Portico's management intends that each Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve each Fund of liability for federal income taxes, to the extent its earnings are distributed in accordance with the Code.

Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.

In addition, the Tax-Exempt Money Market Fund contemplates paying to its shareowners at least 90% of its exempt interest income net of certain deductions. Dividends derived from exempt interest income may be treated by shareowners as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareowner, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.") If the Tax-Exempt Money Market Fund should hold certain private activity bonds issued after August 7, 1986, shareowners must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26%-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareowners must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% of the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareowners receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Since all of the net income of the Money Market Fund, U.S.Treasury Money Market Fund and U.S. Government Money Market Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by these Funds will be taxable as ordinary income to those shareowners who are not exempt for federal income tax purposes, and that no part of any distribution paid by these Funds will be eligible for the dividends received deduction. Any dividends paid out of income realized by the Tax-Exempt Money Market Fund on taxable securities will also be taxable to shareowners as ordinary income.

Although the Funds anticipate that they will not have net long-term capital gain, any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareowner of the Fund as long-term capital gain regardless of how long the shareowner has held shares of the Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareowner (i) who has provided either an incorrect taxpayer identification number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or
(iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. Each Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareowners and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.


State and Local

Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above. In particular, although the U.S. Treasury Money Market Fund intends to invest primarily in U.S. Treasury obligations, the interest on which is generally exempt from state income taxation, an investor should consult his or her own tax adviser to determine whether distributions from the Fund are exempt from state taxation in the investor's own state. Similarly, dividends paid by the other Funds may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.



DESCRIPTION OF SHARES

The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 investment portfolios. Of the authorized shares, five billion shares have been classified for each Fund discussed in this Prospectus. Each Fund is classified as a diversified company under the 1940 Act. For information regarding the other portfolios, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

Portico does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Portico entitled to vote. To the extent required by law, Portico will assist in shareowner communication in such matters.

Shareowners of each class of Portico's common stock are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law. It is contemplated that the shareowners of a Fund will vote separately as a class on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of class) may elect all of the Directors. As of January 31, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 72% of Portico's shares that were outstanding on that date.

Each share of a Fund represents an equal proportionate interest in that Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.



NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of 11:30 AM Central Time and as of the close of regular trading hours on the Exchange, currently 3:00 PM Central Time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. As a result, shares of the Funds will not be priced on the days which the Exchange or Federal Reserve Bank observe: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to that Fund by the number of the Fund's outstanding shares.

The Company intends to use its best efforts to maintain the net asset value of each Fund at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. In connection with the use of this valuation method, Portico limits the dollar-weighted average maturity of each Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than thirteen months with certain exceptions permitted by SEC rules.



YIELD

From time to time each Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareowners. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of the Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.

Additionally, the yields of the Funds may be compared in such advertisements or reports to shareowners to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund may be compared to IBC Financial Data, Inc.'s ("IBC's") Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to IBC's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to IBC's Tax-Free Money Fund Average, which are averages compiled by IBC Financial Data, Inc.'s Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Money Market, U.S. Treasury Money Market and the U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

Yield data as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield.

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.



Rainier Investment Management, Inc., acts as shareholder servicing agent to Portico Funds, Inc. In consideration of the services provided to Portico Funds, Inc., Rainier Investment Management, Inc., is paid a fee at the annual rate of
 .20% of the average daily net asset value of Portico Fund shares owned. Currently, only the Portico Money Market Fund and Portico U.S. Government Money Market Fund are available with exchange privileges to Rainier Investment Management, Inc. Mutual Funds. The Portico U.S. Treasury Money Market Fund and Portico Tax-Exempt Money Market Fund may be purchased from Portico Funds, Inc., directly, but will not be serviced by Rainier Investment Management, Inc. nor enjoy exchange privileges with Rainier Investment Management Mutual Funds.